UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  MAY 29, 2007
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                               ENZO BIOCHEM, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)

            001-09974                                 13-2866202
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    (Commission File Number)               (IRS Employer Identification No.)

           527 MADISON AVENUE
           NEW YORK, NEW YORK                                       10022
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (212) 583-0100
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On May 29, 2007, Enzo Life Sciences, Inc. ("Enzo Life Sciences"), a wholly owned subsidiary of Enzo Biochem, Inc. (the "Company"), entered into a Stock Purchase Agreement, dated as of May 29, 2007 (the "Agreement"), by and among Enzo Life Sciences, Axxora Life Sciences, Inc. ("Axxora") and the stockholders, optionholders and warrantholders of Axxora who own all of the issued and outstanding capital stock, options and warrants, respectively, of Axxora (collectively, the "Securityholders"). Pursuant to the Agreement, Enzo Life Sciences will purchase all of the issued and outstanding capital stock of Axxora from the Securityholders for an aggregate purchase price of $16,321,750 in cash, $14,991,750 of which will be paid to the Securityholders at the closing of the acquisition, $1,280,000 will be held in escrow for a one-year period following the closing to satisfy any indemnification obligations of the Securityholders under the Agreement during that period, and $50,000 will be held in escrow for a one-year period following the closing to pay certain out-of-pocket expenses of the representatives of the Securityholders in connection with the transaction. Upon consummation of the acquisition, Axxora will become a wholly owned subsidiary of Enzo Life Sciences and an indirect wholly owned subsidiary of the Company. The Agreement has been approved by the Boards of Directors of the Company, Enzo Life Sciences and Axxora and is subject to customary closing conditions. The acquisition is expected to close in early June 2007.

         There are no material relationships between any of Axxora or the Securityholders on the one hand, and the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer, on the other hand, other than with respect to the Agreement and the ancillary agreements referred to therein and the transactions contemplated thereby.

         The foregoing is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein in its entirety by reference. The press release issued by the Company announcing the foregoing is attached hereto as Exhibit 99.1 to and is incorporated herein in its entirety by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

EXHIBIT NO.         DESCRIPTION

2.1 Stock Purchase Agreement dated as of May 29, 2007, by and among Enzo Life Sciences, Inc., Axxora Life Sciences, Inc., and the Securityholders.

99.1                Press Release of Enzo Biochem, Inc. dated May 30, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ENZO BIOCHEM, INC.


Date: May 30, 2007                           By: /s/ Elazar Rabbani
                                                 -------------------
                                                 Dr. Elazar Rabbani
                                                 Chairman of the Board and Chief
                                                 Executive Officer

                                  EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION

2.1 Stock Purchase Agreement dated as of May 29, 2007, by and among Enzo Life Sciences, Inc., Axxora Life Sciences, Inc., and the Securityholders.

99.1                Press Release of Enzo Biochem, Inc. dated May 30, 2007.